Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
November 30, 2007
Table of Contents

REVIEW OF FINANCIAL TRENDS	2
CONSOLIDATED SELECTED AVERAGE BALANCES	4
CREDIT QUALITY STATISTICS	5
CAPITALIZATION	6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	6
RETAIL BANKING PERFORMANCE MEASURES	7
ASSET MANAGEMENT PERFORMANCE MEASURES	8
MORTGAGE BANKING STATISTICS	8
RUN-OFF LOAN PORTFOLIO STATISTICS	9

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
General Trends
Loan and deposit growth and general operating trends remain steady in the retail and corporate banking businesses. The mortgage business continues to be under stress.
Net interest margin has narrowed as purchased funding costs, which are mainly LIBOR-based, have increased. At the same time, yields on prime-based assets have come down with a lower Federal funds rate. As a result, net interest income is likely to be flat to down slightly for the fourth quarter relative to the third quarter. Banking-related fee income trends have been steady. Noninterest expenses, other than severance costs and nonrecurring items, are on a generally declining trend as the effects of cost reduction initiatives take hold.
Mortgage Banking
During October and November, substantially all non-agency eligible mortgages, second liens, and home equity lines were cleared from the mortgage warehouse, either by settlement of existing committed trades or by transfer to portfolio. As a result, charges of approximately $200 million were incurred in October and November, reflected in loan sale revenue, owing to trade fallout, “scratch and dent” losses, unfavorable mark-to-market adjustments, and generally poor conditions in the mortgage markets. As of the end of November, the balance of loans in the warehouse consisted mainly of agency-eligible and other loans deemed readily salable, and no additional losses of significance are expected. At the same time, loan servicing revenue has benefited from slower prepayment activity and improved net MSR hedging results.
Credit Quality
Credit quality in the commercial and core consumer portfolios, including direct home equity lending, remains satisfactory. The areas of elevated risk continue to be in the run-off portfolios of First Franklin non-prime mortgages, especially seconds; broker-originated home equity loans and lines of credit associated with the former National Home Equity business; and certain sectors of investment real estate and residential construction. In particular, indirect home equity loans and lines that were transferred to portfolio in the third quarter have shown further deterioration beyond that which was anticipated at the time the September 30 loan loss allowance was established. As a result, additional loan loss provision will be required in the fourth quarter to increase the allowance to a level commensurate with management’s best estimate of the probable loss content of these portfolios. While the exact amounts will not be determinable until after the close of the year, it is expected that the total provision for loan losses for the fourth quarter will be in the area of $700 million.
Other
As discussed in the Corporation’s third quarter Form 10-Q, National City has an equity interest of approximately 8% in Visa USA. The current carrying value of that interest is zero. The Corporation, along with several other banks and Visa, has executed a Loss Sharing Agreement (LSA) with respect to certain pending litigation involving the Corporation and/Visa, which agreement became effective with the reorganization of Visa Inc. from a membership association to a stock company in early October. The accounting for the LSA, as well as other matters relating to the Visa reorganization, is currently under review with the Corporation’s external auditors and the Office of the Chief Accountant of the Securities and Exchange Commission. Depending on the outcome of that review, the Corporation may be required to record a non-cash charge, magnitude currently undetermined, for the estimated fair value of the LSA.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

ASSETS
Available for sale securities, at cost	$8,841	$8,907	$8,963	$7,368	$7,210	$7,126	$7,112	$7,191	$7,434	$7,762	$7,923	$7,709	$7,854

Portfolio loans:
Commercial	$30,055	$29,571	$29,172	$28,507	$28,187	$28,160	$28,207	$27,682	$27,175	$26,868	$26,956	$26,725	$26,226
Commercial leases	4,397	4,370	4,255	4,187	4,264	4,123	4,046	4,013	3,951	3,979	4,012	3,892	3,692
Commercial construction	8,938	8,736	8,595	8,108	7,984	7,879	7,862	7,820	7,723	7,606	7,503	7,166	6,892
Commercial real estate	14,560	14,573	14,607	13,091	12,979	12,952	12,939	12,867	12,890	13,021	13,022	12,376	11,861
Residential real estate:
Bank portfolio and other	14,246	14,183	13,912	10,603	10,540	10,379	10,274	10,200	10,104	9,946	9,521	7,768	6,095
First Franklin(1)	6,237	6,453	6,653	6,910	7,192	7,433	7,725	7,968	8,379	6,802	7,222	7,685	8,046
Home equity installment	8,655	8,687	8,719	8,807	6,389	6,435	6,389	6,350	6,349	6,368	6,397	6,408	6,247

Total residential real estate loans	29,138	29,323	29,284	26,320	24,121	24,247	24,388	24,518	24,832	23,116	23,140	21,861	20,388
Home equity lines of credit	17,925	17,636	17,450	15,644	13,791	13,829	13,985	14,217	14,376	14,115	14,707	14,721	14,861
Credit card and other unsecured lines of credit	3,633	3,555	3,456	3,352	3,264	3,207	3,105	2,986	2,953	3,046	3,061	2,859	2,803
Other consumer	4,529	4,553	4,581	3,769	4,571	5,175	5,392	5,458	5,467	5,498	5,484	5,462	5,253

Total portfolio loans	$113,175	$112,317	$111,400	$102,978	$99,161	$99,572	$99,924	$99,561	$99,367	$97,249	$97,885	$95,062	$91,976

Loans held for sale or securitization:
Commercial	$122	$200	$103	$87	$49	$38	$42	$31	$43	$38	$35	$33	$35
Commercial real estate	280	340	317	439	398	287	210	181	120	149	250	91	39
Residential real estate:
National City Mortgage	7,372	8,522	9,175	8,421	8,181	8,051	7,746	7,216	6,450	6,279	6,283	5,843	5,547
First Franklin(1)	—	—	—	—	—	—	—	—	96	1,671	1,703	5,571	8,936
Home equity installment	563	711	718	1,176	2,534	2,070	1,836	1,511	879	926	1,306	959	581

Total residential real estate loans held for sale	7,935	9,233	9,893	9,597	10,715	10,121	9,582	8,727	7,425	8,876	9,292	12,373	15,064
Credit card loans	—	—	—	—	—	—	—	—	260	425	425	253	—
Home equity lines of credit	651	949	1,102	1,526	3,664	3,075	2,986	2,555	2,121	2,789	3,109	2,682	2,236
Student loans	—	1	1	2	1	1	1	1	—	—	—	1	4

Total loans held for sale or securitization	$8,988	$10,723	$11,416	$11,651	$14,827	$13,522	$12,821	$11,495	$9,969	$12,277	$13,111	$15,433	$17,378

LIABILITIES
Deposits:
Noninterest bearing	$16,791	$17,001	$16,999	$16,389	$16,692	$16,871	$16,726	$17,034	$17,604	$16,268	$16,566	$17,101	$16,507
NOW and money market accounts	37,755	37,167	36,904	34,502	33,950	33,809	33,368	33,857	33,394	32,549	31,800	30,343	29,370
Savings accounts	2,947	2,927	3,023	2,152	2,214	2,290	2,338	2,406	2,477	2,459	2,366	1,889	1,790
Consumer time	29,686	29,919	29,989	26,073	25,740	25,292	25,031	24,884	24,629	24,459	24,338	23,641	22,198

Core deposits	87,179	87,014	86,915	79,116	78,596	78,262	77,463	78,181	78,104	75,735	75,070	72,974	69,865
Other	3,798	3,641	3,688	3,401	3,145	3,188	3,395	3,568	3,641	3,952	4,179	4,320	4,375
Foreign	7,226	7,660	7,210	8,145	10,428	9,196	9,372	7,440	7,261	7,575	7,968	7,840	10,147

Total deposits	$98,203	$98,315	$97,813	$90,662	$92,169	$90,646	$90,230	$89,189	$89,006	$87,262	$87,217	$85,134	$84,387

Federal funds borrowed and security repurchase agreements	$6,324	$6,596	$6,103	$6,085	$6,338	$7,098	$6,567	$6,031	$5,288	$5,264	$4,681	$6,405	$7,100
Borrowed funds	1,626	2,021	2,612	2,816	2,350	2,943	3,062	2,588	1,264	1,232	1,223	1,290	2,098
Long-term debt	28,167	28,014	29,156	26,661	23,194	23,164	22,883	23,297	24,233	25,018	26,229	26,251	25,839
Memo:
Noninterest bearing escrow balances	$3,569	$3,658	$3,636	$3,720	$3,782	$3,909	$3,759	$3,620	$3,448	$3,379	$3,329	$4,004	$4,169
Interest bearing escrow balances	165	160	156	157	158	156	153	155	157	153	150	135	136
Noninterest bearing deposits excluding escrow balances	13,222	13,343	13,363	12,669	12,910	12,962	12,967	13,414	14,156	12,889	13,237	13,097	12,338
Core deposits excluding escrow balances	83,445	83,196	83,123	75,239	74,656	74,197	73,551	74,406	74,499	72,203	71,591	68,835	65,560

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CREDIT QUALITY STATISTICS
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$17	$13	$8	$3	$6	$5	$6	$3	$7	$3	$2	$23	$9
Commercial leases	4	3	1	4	3	3	2	11	20	1	1	2	1
Commercial construction	5	2	4	2	4	2	3	—	4	1	—	11	—
Commercial real estate	6	6	4	2	1	1	1	1	2	1	—	5	(1)
Residential real estate	38	33	23	37	11	23	22	10	45	11	12	20	14
Home equity lines of credit	13	12	18	10	6	6	8	6	1	9	13	12	7
Credit card and other unsecured lines of credit	12	10	10	9	10	10	9	9	11	12	12	10	8
Other consumer	7	8	6	4	3	5	4	4	5	5	4	5	5

Total charge-offs	102	87	74	71	44	55	55	44	95	43	44	88	43

Recoveries:
Commercial	1	4	3	1	2	2	1	2	2	1	2	4	3
Commercial leases	1	1	—	2	1	3	2	1	3	1	2	1	1
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	1	—
Commercial real estate	1	—	1	—	3	(1)	1	4	1	—	—	1	—
Residential real estate	4	1	9	9	2	3	14	5	1	2	2	3	4
Home equity lines of credit	3	2	2	3	2	4	2	2	3	2	1	1	1
Credit card and other unsecured lines of credit	1	1	1	1	1	2	1	1	2	2	1	1	1
Other consumer	3	2	1	2	2	3	2	2	2	2	3	1	2

Total recoveries	14	11	17	18	13	16	23	17	14	10	11	13	12

Net charge-offs	$88	$76	$57	$53	$31	$39	$32	$27	$81	$33	$33	$75	$31

NONPERFORMING ASSETS
Commercial	$155	$156	$142	$144	$122	$117	$100	$103	$107	$100	$89	$92	$117
Commercial leases	9	7	10	9	7	8	4	6	13	34	34	32	35
Commercial construction	258	235	234	144	111	108	109	119	119	111	113	109	107
Commercial real estate	192	185	181	166	140	138	115	124	118	115	109	111	96
Residential real estate:
National City Mortgage and other	257	258	193	150	128	116	106	113	111	114	100	91	101
First Franklin (1)	101	89	86	86	85	75	82	82	68	68	67	65	65

Total real estate — residential	358	347	279	236	213	191	188	195	179	182	167	156	166

Home equity lines of credit	16	21	15	—	—	—	—	—	—	—	—	—	—
Total nonperforming portfolio loans	988	951	861	699	593	562	516	547	536	542	512	500	521
Other real estate owned (OREO):
Commercial	6	4	4	3	3	3	—	—	—	—	1	1	—
Residential real estate:
National City Mortgage and other	141	138	130	108	107	114	120	124	121	122	113	109	93
First Franklin (1)	229	204	179	172	163	157	133	130	136	95	98	116	122

Total real estate — residential	370	342	309	280	270	271	253	254	257	217	211	225	215

Other	10	10	11	11	11	10	8	6	6	6	6	3	1
Total OREO	386	356	324	294	284	284	261	260	263	223	218	229	216
Mortgage loans held for sale and other	26	25	26	27	1	2	1	1	2	7	6	3	24

Total Nonperforming Assets	$1,400	$1,332	$1,211	$1,020	$878	$848	$778	$808	$801	$772	$736	$732	$761

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$39	$41	$42	$36	$47	$45	$46	$27	$46	$28	$27	$31	$47
Commercial leases	—	—	—	—	—	—	1	1	—	—	—	—	1
Commercial construction	69	72	66	85	71	66	41	21	30	19	11	13	19
Commercial real estate	52	41	57	38	33	38	42	20	31	21	22	18	22
Residential real estate:
National City Mortgage and other	615	494	418	330	280	249	216	191	170	149	152	137	136
First Franklin (1)	785	739	734	654	636	619	638	638	644	581	565	567	582

Total real estate — residential	1,400	1,233	1,152	984	916	868	854	829	814	730	717	704	718

Home equity lines of credit	89	59	55	48	29	27	31	49	47	49	44	37	41
Credit card and other unsecured lines of credit	41	37	34	30	29	28	30	29	35	37	37	35	31
Other consumer	16	13	11	9	9	9	9	8	10	10	11	11	10
Mortgage loans held for sale and other	25	59	43	33	41	28	18	18	19	117	108	89	81

Total Loans 90+ Days Past Due	$1,731	$1,555	$1,460	$1,263	$1,175	$1,109	$1,072	$1,002	$1,032	$1,011	$977	$938	$970

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share data)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

COMMON STOCK ROLLFORWARD
Beginning balance	633.8	633.3	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6	602.2
Shares issued under stock award plans	—	.6	.4	.1	1.3	.2	.1	.5	1.4	2.2	2.2	.4	.6
Shares issued for acquisitions	—	—	66.6	—	—	—	—	—	—	—	13.7	29.5	—
Shares repurchased under repurchase authorizations	—	(.1)	(1.0)	—	—	—	(9.8)	(20.1)	(55.2)	—	—	—	—
Shares exchanged for stock award plans	—	—	(.1)	(.3)	—	—	—	(.1)	(.6)	(.4)	(.2)	(.1)	(.2)

Ending balance	633.8	633.8	633.3	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	—	.1	1.0	—	—	—	9.8	20.1	55.2	—	—	—	—
Average price per share of repurchased common shares	—	$26.22	$25.77	—	—	—	$35.86	$36.76	$38.30	—	—	—	—
Total cost	—	$2.6	$25.8	—	—	—	$349.3	$740.1	$2,113.7	—	—	—	—
Common shares remaining under authorization(1)	37.6	37.6	37.7	38.7	38.7	38.7	38.7	48.5	28.6	43.5	43.5	43.5	13.5
Shares outstanding:
Average basic	633.3	633.2	633.3	566.8	565.8	565.5	569.6	583.2	605.2	648.2	643.3	631.2	602.4
Average diluted	635.8	637.0	637.6	570.2	571.4	572.4	577.3	591.6	613.7	657.6	651.9	640.0	611.2

(1)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

Line of business staff:
Retail Banking	15,011	14,898	15,043	13,777	13,672	13,640	13,527	13,470	13,416	13,375	13,424	12,843	12,371
Commercial Banking-Regional	1,385	1,417	1,416	1,368	1,361	1,343	1,355	1,346	1,361	1,344	1,343	1,292	1,287
Commercial Banking-National	1,108	1,125	1,126	1,120	1,121	1,109	1,115	1,110	1,115	1,117	1,112	1,103	1,120
Mortgage Banking	6,274	6,766	7,210	7,452	7,508	7,599	7,627	7,660	7,371	7,370	7,342	7,289	7,245
Asset Management	1,545	1,564	1,568	1,553	1,534	1,528	1,518	1,520	1,532	1,514	1,518	1,513	1,508
Corporate support staff(2)(3)	7,481	7,603	7,661	7,326	7,285	7,226	7,184	7,217	7,516	7,557	7,507	7,230	10,220

Total Employees	32,804	33,373	34,024	32,596	32,481	32,445	32,326	32,323	32,311	32,277	32,246	31,270	33,751

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

Average Total Deposits(1)	$73,082	$72,935	$72,748	$65,243	$64,723	$64,331	$63,786	$63,814	$63,025	$62,154	$61,280	$56,932	$56,486

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking Average total balance	$3,403	$3,421	$3,508	$3,197	$3,244	$3,318	$3,354	$3,524	$3,444	$3,345	$3,219	$2,997	$2,916
Number of accounts(3)	1,808	1,813	1,816	1,813	1,805	1,796	1,782	1,779	1,782	1,776	1,781	1,685	1,689
Interest Bearing Checking Average total balance	$9,316	$9,202	$9,297	$8,721	$8,757	$8,912	$8,925	$9,218	$9,013	$8,829	$8,765	$8,256	$8,077
Number of accounts(3)	1,157	1,161	1,165	1,167	1,171	1,175	1,176	1,179	1,183	1,180	1,168	1,127	1,122
Money Market Savings Average total balance	$18,711	$18,299	$17,949	$16,520	$16,265	$16,069	$15,809	$15,574	$15,396	$15,052	$14,714	$14,044	$13,860
Number of accounts(3)	1,373	1,332	1,293	1,241	1,200	1,154	1,109	1,066	1,019	1,024	997	972	960
Regular savings Average total balance	$2,651	$2,699	$2,761	$1,845	$1,915	$1,984	$2,029	$2,066	$2,069	$2,058	$1,996	$1,532	$1,555
Number of accounts(3)	499	507	517	525	537	551	559	567	575	583	589	534	540

Business Deposits:
Average total balance	$9,539	$9,626	$9,445	$8,949	$8,827	$8,797	$8,630	$8,563	$8,486	$8,409	$8,305	$7,869	$7,878
Number of accounts(3)	450	448	447	444	443	441	438	436	434	433	431	405	405

Time Deposits:
Average total balance	$28,591	$28,843	$28,950	$25,193	$24,870	$24,428	$24,180	$24,010	$23,743	$23,579	$23,478	$21,480	$21,465
Number of accounts(3)	1,084	1,087	1,128	1,120	1,120	1,123	1,117	1,111	1,110	1,132	1,129	1,055	1,061

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	1,099	1,300	1,599	1,933	2,085	2,315	2,440	2,191	2,116	1,992	1,608	1,718	2,124
Other(6)	2,175	2,605	2,436	3,015	3,045	2,841	2,868	2,654	2,487	1,591	1,943	1,814	2,126
Home equity and other lines of credit	12,245	8,848	6,669	7,648	6,806	7,748	7,493	6,833	6,825	5,387	4,911	5,355	5,833

Total consumer loan originations	15,519	12,753	10,704	12,596	11,936	12,904	12,801	11,678	11,428	8,970	8,462	8,887	10,083

BANK BRANCHES AND OTHER
Total bank branches	1,445	1,442	1,442	1,360	1,359	1,357	1,358	1,358	1,357	1,361	1,357	1,303	1,254
ATMs	2,227	2,226	2,225	2,106	2,102	2,101	2,096	2,098	2,098	2,092	2,088	2,013	1,965
Online banking customers	2,160,343	2,104,234	2,053,894	1,949,479	1,908,990	1,872,661	1,828,397	1,795,588	1,760,334	1,720,157	1,692,859	1,680,939	1,621,800

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007. Additionally, excludes amounts associated with the MAF acquisition.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$65,323	$65,587	$64,037	$62,927	$64,560	$63,703	$62,136	$62,186	$61,929	$62,322	$61,369	$61,805	$60,546
Acquisition	—	—	—	—	—	—	—	—	—	—	99	—	—
Estimated change due to market impact	(1,227)	719	1,553	732	(860)	(113)	1,207	1,199	541	(117)	491	28	651
Other activity, net	272	(983)	(3)	378	(773)	970	360	(1,249)	(284)	(276)	363	(464)	608

Value at end of period	64,368	65,323	65,587	64,037	62,927	64,560	63,703	62,136	62,186	61,929	62,322	61,369	61,805

Non-managed assets:
Value at beginning of period	51,913	51,277	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831	51,725
Acquisition	—	—	—	—	—	—	—	—	—	—	19	—	—
Estimated change due to market impact	(859)	542	981	293	(993)	(361)	770	1,154	606	(66)	450	744	595
Other activity, net	188	94	(402)	(1,205)	(283)	(1,153)	475	272	(421)	284	34	(1,752)	(489)

Value at end of period	51,242	51,913	51,277	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831

Total assets at end of period	$115,610	$117,236	$116,864	$114,735	$114,537	$117,446	$118,103	$115,291	$113,915	$113,473	$113,648	$112,192	$113,636

Proprietary mutual fund assets (included above)	$13,199	$13,060	$13,492	$13,303	$13,083	$13,339	$13,256	$12,984	$13,247	$13,089	$12,999	$12,672	$12,545
MORTGAGE BANKING STATISTICS
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

ORIGINATION AND SALES DATA
Applications(1)	$5,037	$5,710	$6,157	$6,662	$8,366	$8,246	$8,402	$8,070	$8,941	$6,725	$6,700	$6,214	$6,323
Percentage of applications represented by refinances	59%	52%	52%	47%	50%	48%	51%	53%	54%	55%	59%	63%	59%
Originations:
Retail	$1,612	$1,778	$1,626	$2,283	$2,336	$2,598	$2,616	$2,541	$2,508	$2,014	$2,158	$2,302	$2,162
Wholesale	944	1,646	1,441	1,951	2,247	2,162	2,145	2,176	1,887	1,432	1,834	1,669	1,429
Less: loan originations for portfolio and other units	(145)	(156)	(148)	(330)	(402)	(436)	(428)	(384)	(389)	(333)	(363)	(377)	(409)

Total originations for sale	$2,411	$3,268	$2,919	$3,904	$4,181	$4,324	$4,333	$4,333	$4,006	$3,113	$3,629	$3,594	$3,182

Percentage of originations represented by refinances	47%	50%	44%	44%	45%	45%	51%	55%	54%	59%	63%	59%	56%
Loan Sales:
Loans sold servicing retained	$4,252	$3,280	$2,682	$3,626	$3,275	$3,777	$3,277	$2,673	$3,107	$2,710	$2,784	$2,377	$2,564
Loans sold servicing released	130	28	67	84	304	200	229	341	286	181	202	328	358

Total loan sales	$4,382	$3,308	$2,749	$3,710	$3,579	$3,977	$3,506	$3,014	$3,393	$2,891	$2,986	$2,705	$2,922

SERVICING DATA
Mortgage loans serviced for third parties	$177,435	$174,925	$173,682	$169,668	$168,573	$167,357	$166,014	$165,223	$164,733	$164,051	$163,377	$162,264	$161,984
HOME EQUITY SALE DATA(2)
HELOCs sold servicing retained	$340	—	—	$684	—	$394	—	$69	$633	$803	$346	—	$843
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—
HELOANs sold servicing retained	—	—	—	—	—	323	$348	—	399	726	—	—	227
HELOANs sold servicing released	303	—	—	—	$217	—	—	—	—	—	—	—	230

Total sales	$643	—	—	$684	$217	$717	$348	$69	$1,032	$1,529	$346	—	$1,300

(1)	Includes loans originated for sale and held in portfolio.

(2)	Represents loans originated by the former National Home Equity business unit.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

RESIDENTIAL REAL ESTATE
NONCONFORMING LOANS(1):
Period-end portfolio balance	$6,227	$6,442	$6,648	$6,887	$7,181	$7,419	$7,716	$7,953	$8,217	$6,495	$6,983	$7,480	$7,903
Weighted-average note rate	8.21%	8.19%	8.18%	8.08%	8.02%	8.00%	7.98%	7.92%	7.91%	7.88%	7.83%	7.98%	7.92%
Weighted-average loan size	$93,713	$93,582	$93,460	$93,592	$93,756	$92,321	$92,875	$93,539	$94,261	$91,019	$91,761	$92,690	$93,614
Weighted-average credit score(2)(3)	625	624	624	624	624	624	624	627	628	628	629	629	629
First-lien weighted-average loan-to-value ratio(4)	78.20%	78.20%	78.21%	78.23%	78.22%	77.17%	77.23%	77.34%	77.38%	77.61%	77.63%	77.70%	77.75%
Net charge-offs	$12	$12	$1	$18	$4	$17	$8	—	$40	$6	$7	$8	$6
Loans 90 days past due	785	739	734	654	636	619	638	$638	642	580	564	566	580
Portfolio delinquency rate	27.23%	27.61%	24.49%	23.71%	22.88%	21.37%	20.97%	19.35%	20.89%	21.08%	20.82%	20.92%	18.98%
HOME EQUITY LOANS(HELOAN)(5):
Period-end portfolio balance	$3,784	$3,448	$3,486	$3,509	$1,232	$1,258	$1,303	$1,302	$1,331	$1,350	$1,387	$1,412	$1,403
Weighted-average credit score(2)(3)	725	727	729	734	738	738	738	738	737	738	738	738	738
Weighted-average cumulative loan-to-value ratio(6)	89.13%	89.15%	89.19%	89.19%	89.21%	89.24%	89.26%	89.30%	89.35%	89.34%	89.37%	89.38%	89.41%
Net charge-offs	$8	$5	$4	$3	—	$1	—	$1	$1	—	—	—	$1
Loans 90 days past due	32	26	15	10	$2	2	$1	1	1	$1	$1	$1	1
HOME EQUITY LINES OF CREDIT(HELOC)(5):
Period-end portfolio balance	$7,565	$7,328	$7,187	$7,336	$4,768	$5,025	$5,084	$5,241	$5,424	$5,541	$5,748	$5,928	$6,156
Weighted-average credit score(2)(3)	725	726	728	724	729	730	730	730	729	729	729	731	731
Weighted-average cumulative loan-to-value ratio(6)	78.24%	78.23%	78.23%	78.26%	78.24%	78.09%	79.40%	79.51%	79.59%	79.55%	79.51%	79.54%	79.64%
Utilization rate	49%	51%	50%	49%	47%	46%	47%	47%	48%	48%	49%	49%	49%
Net charge-offs	$7	$7	$14	$5	$2	$2	$4	$1	$4	$1	$5	$7	$4
Loans 90 days past due	52	36	29	31	14	13	17	18	21	22	21	19	22

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.